UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


Date of Report (Date of earliest event reported):       November 7, 2006
                                                 -------------------------------

                       CABELTEL INTERNATIONAL CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

             Nevada                    000-08187                  75-2399477
--------------------------------------------------------------------------------
       (State or other                (Commission             (I.R.S. Employer
jurisdiction of incorporation)          File No.)            Identification No.)


    1755 Wittington Place, Suite 340
              Dallas, Texas                                         75234
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code         972-407-8400
                                                  ------------------------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 3 - Securities and Trading Markets

Item 3.01. Notice of Deleting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         By letter dated November 7, 2006, received November 8, 2006 by facsimile transmission by CabelTel International Corporation (the "Registrant" or the "Issuer" or the "Company"), the American Stock Exchange ("AMEX") advised that it is prepared to continue the listing of the common stock of the Company subject to certain specified conditions which include:

                  o The Company making a public announcement through the news media by November 14, 2006, disclosing the fact that the Company is not currently in compliance with the continued listing standards of the AMEX and that the listing is being continued pursuant to an extension. The target completion date is December 31, 2007. The required news release was made by the Company on November 10, 2006.

                  o The Company must provide to the AMEX updates of the initiatives of its Plan at various times.

                  o By January 22, 2007, the Company must provide the AMEX with tentative fiscal year end results and the Company must provide certain other information to the AMEX on two specific transactions.

                  o At December 31, 2007, the Company must be in compliance with all continued listing standards of the AMEX.

         The information furnished pursuant to Item 3.01 of this Form 8-K including exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The Company undertakes no duty or obligation to publicly-update or revise the information described in Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibit is furnished with this report:

                 EXHIBIT
               DESIGNATION                 Description of EXHIBIT

                  99.1*                    Press Release dated November 13, 2006


         *Filed herewith